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                                                                   Exhibit 99.02

                           WAIVER AND FIRST AMENDMENT

         THIS WAIVER AND FIRST AMENDMENT, dated as of November 1, 2002 (this "Amendment"), to the Loan and Security Agreement, dated as of June 10, 2002 (the "Loan Agreement"), among Del Global Technologies Corp., Bertan High Voltage Corp., RFI Corporation and Del Medical Imaging Corp. (collectively, the "Borrowers") and Transamerica Business Capital Corporation (the "Lender"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                              W I T N E S S E T H :

         WHEREAS, the Borrowers and the Lender are parties to the Loan Agreement, under which the Lender has agreed to make, and has made, Loans and other extensions of credit and accommodations to the Borrowers on the terms and subject to the conditions set forth therein; and

         WHEREAS, the Borrowers have requested that the Lender agree, and the Lender has agreed, (i) to waive certain Events of Default which have occurred and are continuing and (ii) to amend certain provisions of the Loan Agreement, each upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, the Borrowers and the Lender agree as follows:

         SECTION 1. Limited Waiver. Effective as of the date hereof, the Lender hereby waives compliance with (a) Section 7.1(k)(i) of the Loan Agreement solely to the extent of the Administrative Borrower's failure to deliver the annual audited and certified Financial Statements required thereunder for the fiscal year ended August 3, 2002 (the "2002 Financial Statements") and (b) Sections 8.1, 8.2, 8.3 and 8.4 of the Loan Agreement solely to the extent of the Borrowers' failure to comply with each of the covenants contained therein for the period through August 3, 2002, provided that the waiver hereunder shall terminate on November 20, 2002 unless the Administrative Borrower delivers to the Lender by such date (i) the 2002 Financial Statements and (ii) a revised Business Plan covering the fiscal year ending August 2, 2003, in form and substance satisfactory to the Lender, whereupon the Lender agrees to amend the provisions of Article VIII of the Loan Agreement to give effect to the financial projections contained in such revised Business Plan.

         SECTION 2. Amendments to the Loan Agreement. Effective as of the date hereof, the Loan Agreement is amended as follows:

                    (a) Section 2.1 is amended by deleting "and (C)" after "Hicksville, New York" and substituting the following therefor:

         ", (C) a reserve in the amount of $1,500,000 until (I) the Lender has received a revised Business Plan covering the fiscal year ending August 2, 2003, in form and substance reasonably satisfactory to the Lender, and (II) the Lender and the Borrowers have amended the provisions of
         Article VIII to give effect to the financial projections contained in such revised Business Plan and (D)".

                  (b) Section 7.2(i) is amended as follows:

                  (i) by deleting "and" at the end of clause (iii) thereof;

                  (ii) by inserting a new clause (iii) as follows:

         "(iii) Liens arising by operation of law from the sale of receivables owed by Honeywell Aero (formerly known as AlliedSignal, Inc.) to RFI and which have been sold by RFI to General Electric Capital Corporation so long as the aggregate outstanding balance of such Receivables does not exceed $50,000 at any time; and"; and

                  (iii) by renumbering clause (iii) as clause (iv).

         SECTION 3. Condition of Effectiveness. This Amendment shall become effective when, and only when, the Lender shall have received (a) counterparts of this Amendment, duly executed by the Borrowers, (b) payment of the costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by the Lender in connection with this Amendment and (c) a waiver fee in the amount of $25,000.

         SECTION 4. Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

                    (a) Such Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of New York or Delaware, as the case may be, and is qualified to do business under the laws of such other jurisdictions in which its failure to so qualify could have a Material Adverse Effect.

                    (b) The execution, delivery and performance by such Borrower of this Amendment (i) are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) such Borrower's Governing Documents, (B) any Requirement of Law or (C) any Material Contract and (ii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower.

                    (c) No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery and performance by such Borrower of this Amendment.

                    (d) This Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) general principles of equity.


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                    (e) Except as specified in Schedule 6.1(r) to the Loan
Agreement, there is no pending or, to the best of such Borrower's knowledge after due inquiry, threatened litigation, contested claim, investigation, arbitration or governmental proceeding by or against such Borrower before any court, Governmental Authority or arbitrator which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect or which purports to affect the legality, validity or enforceability of this Amendment or the Loan Agreement as amended hereby.

                    (f) Except as specified in Section 1 hereof, no Default has occurred and is continuing.

         SECTION 5. Reference to and Effect on the Loan Agreement.

                    (a) On and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" and words of like import, and each reference in the other Loan Documents to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby.

                    (b) Except as specifically waived or amended above, (i) the Loan Agreement and each other Loan Document shall remain in full force and effect and are hereby ratified and confirmed by each of the parties hereto and
(ii) the Lender shall not be deemed to have waived any rights or remedies it may have under the Loan Agreement, any other Loan Document or applicable law.

                    (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of or an amendment to any right, power or remedy of the Lender under any of the Loan Documents, or constitute a waiver of or an amendment to any provision of any of the Loan Documents.

         SECTION 6. Costs and Expenses. The Borrowers agree to pay, on demand, all reasonable out-of-pocket costs and expenses incurred by the Lender in connection with the preparation, negotiation and execution of this Amendment (including, without limitation, the reasonable fees and expenses of counsel to the Lender).

         SECTION 7. Counterparts; Telecopied Signatures. This Amendment may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment may be executed and delivered by telecopier or other facsimile transmission with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

         SECTION 8. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

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               IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                              BORROWERS

                                              DEL GLOBAL TECHNOLOGIES CORP.




                                              By: /s/ Thomas V. Gilboy
                                              --------------------------------
                                                    Thomas V. Gilboy
                                                    Chief Financial Officer

                                              BERTAN HIGH VOLTAGE CORP.




                                              By: /s/ Thomas V. Gilboy
                                              --------------------------------
                                                    Thomas V. Gilboy
                                                    Chief Financial Officer

                                              RFI CORPORATION




                                              By: /s/ Thomas V. Gilboy
                                              --------------------------------
                                                    Thomas V. Gilboy
                                                    Chief Financial Officer

                                              DEL MEDICAL IMAGING CORP.




                                              By: /s/ Thomas V. Gilboy
                                              --------------------------------
                                                    Thomas V. Gilboy
                                                    Chief Financial Officer

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                                              LENDER
                                              ------

                                              TRANSAMERICA BUSINESS CAPITAL
                                              CORPORATION




                                              By: /s/ Michael S. Burns
                                              --------------------------------
                                                    Michael S. Burns
                                                    Senior Vice President




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